TOEWS UNCONSTRAINED INCOME FUND

 a series of NORTHERN LIGHTS FUND TRUST

Ticker Symbol: TUIFX

Supplement dated November 6, 2013, to the

Prospectus and Statement of Additional Information dated August 28, 2013.

Effective immediately, the following changes have been made.

The section entitled: “Principal Investment Strategies” located on page 33 of the Prospectus is hereby amended and restated to read as follows:

Principal Investment Strategies:  Under normal circumstances, the Fund will invest primarily in income-producing securities.  The Fund's adviser seeks to achieve the Fund's primary investment objective by investing in:  (1) exchange traded funds and open-end investment companies ("Underlying Funds") that primarily invest in or are otherwise exposed to domestic or foreign debt instruments, including developed or emerging market high-yield debt instruments; (2) derivative instruments, including futures contracts, forward contracts and credit default swaps; (3) U.S. or foreign fixed-income securities, including developed or emerging market fixed income securities (of any rating and varying maturities), structured notes and exchange traded notes (“ETNs”); (4) preferred stocks; and (5) mortgage-related fixed income instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, mortgage-backed securities, asset-backed securities and mortgage dollar rolls). The Fund may also invest a portion of its assets in private placement offerings which may be illiquid. The Fund’s investment adviser expects that approximately 80% of the Fund’s net assets during the first year of operations will be invested in Underlying Funds during periods of normal market conditions.

The second paragraph under the section entitled: “Tax Status, Dividends and Distributions” located on page 50 of the Prospectus should reflect the following change:

Each Fund, except the Toews Hedged High Yield Bond Fund and Toews Unconstrained Income Fund, intends to distribute substantially all of its net investment income at least annually and net capital gain annually, typically in December.  The Toews Hedged High Yield Bond Fund and Toews Unconstrained Income Fund intend to make such distributions monthly.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated August 28, 2013, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-558-6397.

Please retain this Supplement for future reference.